                                                                    EXHIBIT 23.9


                                    CONSENT

     The undersigned hereby consents to being named in EVI, Inc.'s Registration Statement on Form S-4 as a director of EVI, Inc. upon the consummation of the proposed merger of Weatherford Enterra, Inc. with and into EVI, Inc. pursuant to the Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.

                                                  /s/ PHILIP BURGUIERES
                                            ------------------------------------
                                                     Philip Burguieres

April 6, 1998
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                                    CONSENT

     The undersigned hereby consents to being named in EVI, Inc.'s Registration Statement on Form S-4 as a director of EVI, Inc. upon the consummation of the proposed merger of Weatherford Enterra, Inc. with and into EVI, Inc. pursuant to the Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.

                                                 /s/ WILLIAM E. MACAULAY
                                                 -------------------------
                                                    William E. Macaulay

April 6, 1998

                                    CONSENT

     The undersigned hereby consents to being named in EVI, Inc.'s Registration Statement on Form S-4 as a director of EVI, Inc. upon the consummation of the proposed merger of Weatherford Enterra, Inc. with and into EVI, Inc. pursuant to the Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.

                                                /s/ ROBERT K. MOSES, JR.
                                            ------------------------------------
                                                    Robert K. Moses, Jr.

April 6, 1998

                                    CONSENT

     The undersigned hereby consents to being named in EVI, Inc.'s Registration Statement on Form S-4 as an executive officer of EVI, Inc. upon the consummation of the proposed merger of Weatherford Enterra, Inc. with and into EVI, Inc. pursuant to the Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.

                                                 /s/ RANDALL D. STILLEY
                                            ------------------------------------
                                                     Randall D. Stilley

April 6, 1998
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                                    CONSENT


     The undersigned hereby consents to being named in EVI, Inc.'s Registration Statement on Form S-4 as an executive officer of EVI, Inc. upon the consummation of the proposed merger of Weatherford Enterra, Inc. with and into EVI, Inc. pursuant to the Agreement and Plan of Merger dated as of March 4, 1998, as amended, by and between EVI, Inc. and Weatherford Enterra, Inc.



                                                  /s/ JON R. NICHOLSON
                                            ------------------------------------
                                                      Jon R. Nicholson



April 22, 1998

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                                    CONSENT

     The undersigned hereby consents to being named in EVI, Inc.'s Registration Statement on Form S-4 as an executive officer of EVI, Inc.

                                                   /s/ CURTIS W. HUFF
                                            ------------------------------------
                                                       Curtis W. Huff

April 6, 1998